UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

Variable Diversified

Strategic Income

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Portfolio objective

The Portfolio seeks high current income.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Diversified Strategic Income Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio for the six-month reporting period ended June 30, 2010.

Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period. Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

IV	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Investment commentary (cont’d)

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

While the high-yield bond market could not escape the negative impact of the investor flight to quality, it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexix returned 4.45% for the six months ended June 30, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 5.37% over the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Legg Mason Western Asset Variable Diversified Strategic Income Portfolio1 returned 7.23%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 5.33% over the same time frame. The Lipper Variable General Bond Funds Category Average2 returned 4.77% for the same period.

Performance Snapshot as of June 30, 2010 (unaudited)
6 months
Legg Mason Western Asset Variable Diversified Strategic Income Portfolio[1]	7.23%
Barclays Capital U.S. Aggregate Index	5.33%
Lipper Variable General Bond Funds Category Average	4.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yield for the period ended June 30, 2010 was 3.53%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 71 funds in the Portfolio’s Lipper category.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio	V

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for the Portfolio was 0.95%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	1

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2010 and December 31, 2009 and does not include derivatives. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

2	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2010 and held for the six months ended June 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
7.23%	$1,000.00	$1,072.30	0.96%	$4.93	5.00%	$1,000.00	$1,020.03	0.96%	$4.81

[1]	For the six months ended June 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 37.5%
Consumer Discretionary — 2.4%
Automobiles — 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$155,000	$47,662	(a)
Hotels, Restaurants & Leisure — 0.2%
Boyd Gaming Corp., Senior Subordinated Notes	6.750%	4/15/14	10,000	8,800
MGM MIRAGE Inc., Notes	6.750%	9/1/12	65,000	60,775
Station Casinos Inc., Senior Notes	7.750%	8/15/16	50,000	3,406	(a)(b)
Total Hotels, Restaurants & Leisure				72,981
Media — 2.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	9,350	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	80,000	100,467
Comcast Corp., Notes	6.500%	1/15/15	120,000	137,866
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,144
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,000
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000	10,025
DISH DBS Corp., Senior Notes	7.750%	5/31/15	40,000	41,400
News America Inc., Senior Notes	6.200%	12/15/34	20,000	21,132
News America Inc., Senior Notes	6.650%	11/15/37	10,000	11,260
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	50,000	63,755
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	20,000	25,275
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	170,000	209,406
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	40,000	44,337
Time Warner Inc., Senior Notes	7.625%	4/15/31	50,000	60,319
Total Media				797,736
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	21,750	21,913	(d)
Total Consumer Discretionary				940,292
Consumer Staples — 1.5%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	80,000	86,369
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	10,000	10,475	(c)
Diageo Finance BV	3.250%	1/15/15	50,000	51,482
Total Beverages				148,326
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	70,000	81,596
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	123,442	136,515
Total Food & Staples Retailing				218,111
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.625%	11/1/11	5,000	5,263
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	100,000	107,357
Total Food Products				112,620
Tobacco — 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	40,000	46,729
Reynolds American Inc., Senior Notes	7.250%	6/1/12	50,000	53,781
Total Tobacco				100,510
Total Consumer Staples				579,567

See Notes to Financial Statements.

4	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy — 4.3%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	$40,000	$39,300
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	40,000	37,822
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	80,000	73,595
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	20,000	18,498
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	100,000	102,125
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	50,000	50,750
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	10,000	9,575
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	45,000	42,862
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	105,000	129,224
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000	31,425	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	50,000	52,609
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	22,000	21,853
Hess Corp., Notes	8.125%	2/15/19	160,000	199,772
Kerr-McGee Corp., Notes	7.875%	9/15/31	95,000	87,241
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	100,000	103,533
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,454
Noble Energy Inc., Senior Notes	8.250%	3/1/19	60,000	72,732
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	15,000	15,503
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	26,000	27,731
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	32,386
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	35,000	35,700	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	90,000	93,220
Stone Energy Corp., Senior Subordinated Notes	6.750%	12/15/14	55,000	47,025
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	50,000	55,532
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	25,625
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	23,465
Williams Cos. Inc., Notes	7.875%	9/1/21	44,000	50,525
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	52,000	56,015
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	8,000	9,360
XTO Energy Inc., Senior Notes	7.500%	4/15/12	30,000	33,418
XTO Energy Inc., Senior Notes	5.500%	6/15/18	30,000	34,361
XTO Energy Inc., Senior Notes	6.500%	12/15/18	50,000	60,778
Total Oil, Gas & Consumable Fuels				1,655,714
Total Energy				1,695,014
Financials — 17.2%
Capital Markets — 1.7%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	80,000	71,000	(e)(f)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	10,000	10,580
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	20,000	21,080
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	10,000	10,448
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,098
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,192
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	260,000	257,390
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	370,000	90,650	(a)(b)(c)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	5

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	$90,000	$234	(a)(e)(f)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	60,000	156	(a)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	50,000	10,125	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	20,000	21,368
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	100,000	104,093
Morgan Stanley, Medium-Term Notes	0.754%	10/18/16	50,000	43,557	(e)
Total Capital Markets				671,971
Commercial Banks — 5.0%
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	100,000	105,631
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	50,000	51,452	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	20,000	20,799	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	120,000	114,000	(c)(e)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	150,000	39,750	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	130,000	488	(a)(b)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000	92,125	(c)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	260,000	30,550	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	100,000	96,443	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	100,000	94,558	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	101,973	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	100,000	102,900	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	120,000	110,537	(c)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	100,000	101,540
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	20,000	19,421
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	50,000	46,957
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	40,000	37,395
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	120,000	116,225	(c)(e)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	130,000	83,663	(c)(e)(f)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	60,000	45,803	(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	420,000	445,182
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	89,191
Total Commercial Banks				1,946,583
Consumer Finance — 2.6%
American Express Co., Subordinated Debentures	6.800%	9/1/66	100,000	96,000	(e)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	60,000	64,613
Ford Motor Credit Co., LLC, Senior Notes	5.787%	6/15/11	131,000	132,801	(e)
GMAC Inc., Notes	1.750%	10/30/12	100,000	101,793
GMAC Inc., Senior Notes	6.625%	5/15/12	62,000	62,620
GMAC Inc., Senior Notes	7.500%	12/31/13	51,000	51,382
GMAC Inc., Senior Notes	6.750%	12/1/14	92,000	89,930
SLM Corp., Medium-Term Notes	5.000%	10/1/13	105,000	100,450
SLM Corp., Medium-Term Notes	5.375%	5/15/14	225,000	205,904
SLM Corp., Medium-Term Notes	5.050%	11/14/14	30,000	26,856
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	25,000	18,400
SLM Corp., Senior Notes	3.934%	4/1/14	30,000	25,714	(e)
SLM Corp., Senior Notes	8.000%	3/25/20	30,000	26,388
Total Consumer Finance				1,002,851

See Notes to Financial Statements.

6	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 6.3%
Bank of America Corp., Senior Notes	4.500%	4/1/15	$210,000	$212,476
Bank of America Corp., Senior Notes	5.625%	7/1/20	20,000	20,197
Bank of America Corp., Subordinated Notes	7.400%	1/15/11	60,000	61,787
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	90,000	89,791
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	30,000	32,315
Citigroup Inc., Notes	6.500%	8/19/13	160,000	170,549
Citigroup Inc., Notes	6.000%	12/13/13	110,000	115,492
Citigroup Inc., Senior Notes	6.010%	1/15/15	50,000	52,496
Citigroup Inc., Senior Notes	6.875%	3/5/38	150,000	157,858
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	180,000	180,205
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	220,000	227,872	(c)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	260,000	288,020
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	220,000	205,975	(e)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	400,000	427,255
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	120,515
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	96,868	(e)(f)
Total Diversified Financial Services				2,459,671
Insurance — 1.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	110,000	75,350
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	20,000	17,975
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	70,000	72,164
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	190,000	168,150
MetLife Inc., Senior Notes	6.750%	6/1/16	60,000	67,965
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	60,000	70,125	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	100,000	93,962	(e)
Total Insurance				565,691
Real Estate Management & Development — 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	110,000	93,775
Total Financials				6,740,542
Health Care — 2.4%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	32,031
Health Care Providers & Services — 1.5%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	30,000	31,012
DaVita Inc., Senior Notes	6.625%	3/15/13	39,000	39,244
HCA Inc., Senior Notes	6.300%	10/1/12	10,000	10,000
HCA Inc., Senior Notes	6.250%	2/15/13	58,000	57,275
HCA Inc., Senior Secured Notes	9.625%	11/15/16	1,000	1,073	(d)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	75,000	75,375
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	30,000	33,502
WellPoint Health Networks Inc., Notes	6.375%	1/15/12	300,000	320,941
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,157
Total Health Care Providers & Services				579,579

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	7

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	$140,000	$156,486
Pfizer Inc., Senior Notes	6.200%	3/15/19	90,000	107,141
Wyeth, Notes	5.950%	4/1/37	70,000	79,573
Total Pharmaceuticals				343,200
Total Health Care				954,810
Industrials — 2.4%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	6.000%	3/15/19	40,000	47,190
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	22,064
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	125,000	124,062
Total Aerospace & Defense				193,316
Airlines — 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	168,540	166,433
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	31,575	31,890
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	30,000	32,025
Total Airlines				230,348
Industrial Conglomerates — 1.2%
Tyco International Group SA, Notes	6.000%	11/15/13	420,000	470,469
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	20,000	24,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	40,000	42,100
Total Road & Rail				66,100
Total Industrials				960,233
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,219
Materials — 0.9%
Chemicals — 0.2%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	60,000	60,900
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	40,600
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	25,000	0	(a)(b)(g)
Total Containers & Packaging				40,600
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	60,000	66,086
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	34,246
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	10,000	10,964
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	35,000	35,306
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,914
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	5,000	5,907
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	5,000	6,136
Vale Overseas Ltd., Notes	6.875%	11/21/36	70,000	73,151
Total Metals & Mining				237,710
Total Materials				339,210

See Notes to Financial Statements.

8	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 2.8%
AT&T Inc., Global Notes	5.500%	2/1/18	$100,000	$110,756
AT&T Inc., Global Notes	6.550%	2/15/39	50,000	56,196
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	155,000	169,800
Intelsat Corp., Senior Notes	9.250%	8/15/14	20,000	20,550
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,275
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	10,000	10,150	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	160,000	162,559
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	50,000	50,375
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	140,000	141,455
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	80,000	80,337
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	20,000	28,422
Verizon Global Funding Corp., Notes	7.375%	9/1/12	80,000	89,925
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	120,000	129,722
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000	40,500
Total Diversified Telecommunication Services				1,096,022
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	30,000	32,944
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	35,520
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	200,000	210,750
Total Wireless Telecommunication Services				279,214
Total Telecommunication Services				1,375,236
Utilities — 2.9%
Electric Utilities — 1.4%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	70,000	76,614
Exelon Corp., Bonds	5.625%	6/15/35	165,000	160,385
FirstEnergy Corp., Notes	7.375%	11/15/31	205,000	216,744
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	70,000	78,357
Total Electric Utilities				532,100
Gas Utilities — 0.1%
Southern Natural Gas Co., Notes	5.900%	4/1/17	20,000	21,289	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	25,000	28,453
Total Gas Utilities				49,742
Independent Power Producers & Energy Traders — 1.1%
AES Corp., Senior Notes	7.750%	10/15/15	40,000	40,700
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	35,000	35,962	(c)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	11,450
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	440,901	288,790	(d)
NRG Energy Inc., Senior Notes	7.250%	2/1/14	25,000	25,406
NRG Energy Inc., Senior Notes	7.375%	2/1/16	35,000	34,913
Total Independent Power Producers & Energy Traders				437,221
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	119,066
Total Utilities				1,138,129
Total Corporate Bonds & Notes (Cost — $15,337,243)				14,734,252

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	9

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 3.0%
Financials — 3.0%
Automobiles — 0.5%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	$100,000	$103,735	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	80,000	86,660	(c)
Total Automobiles				190,395
Home Equity — 2.3%
Accredited Mortgage Loan Trust, 2005-3 A1	0.587%	9/25/35	76,021	69,232	(e)
ACE Securities Corp., 2006-SL2 A	0.517%	1/25/36	382,985	23,320	(e)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.697%	9/25/34	71,023	70,369	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.597%	6/25/34	83,405	20,872	(e)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.650%	12/15/33	301,675	64,196	(c)(e)
First Horizon ABS Trust, 2006-HE1 A	0.507%	10/25/34	264,851	135,114	(e)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.647%	3/25/35	281,971	226,031	(c)(e)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.517%	4/25/36	219,872	58,064	(e)
Lehman XS Trust, 2006-14N 1A1B	0.557%	9/25/46	418,874	181,581	(e)
SACO I Trust, 2006-4 A1	0.517%	2/25/34	233,874	47,472	(e)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	7,825	0	(b)(c)
Total Home Equity				896,251
Student Loan — 0.2%
Education Funding Capital Trust, 2003-3 A6	1.520%	12/15/42	50,000	47,500	(e)
Education Funding Capital Trust, 2003-3 A7	2.430%	12/15/42	50,000	46,813	(e)
Total Student Loan				94,313
Total Asset-Backed Securities (Cost — $2,618,397)				1,180,959
Collateralized Mortgage Obligations — 14.3%
American Home Mortgage Investment Trust, 2005-1 6A	2.749%	6/25/45	364,801	297,214	(e)
Banc of America Mortgage Securities, 2005-H 2A1	4.787%	9/25/35	266,590	225,882	(e)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	218,802	222,844	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	31,450	32,392
Countrywide Alternative Loan Trust, 2005-72 A1	0.617%	1/25/36	364,385	221,183	(e)
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.557%	7/25/46	415,290	215,477	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-23 A	2.454%	11/25/34	257,630	153,202	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.647%	5/25/35	265,504	153,245	(e)
CS First Boston Mortgage Securities Corp., 2005-C6 A4	5.230%	12/15/40	500,000	530,085	(e)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	4.844%	8/25/35	134,091	102,579	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.558%	3/19/45	232,181	132,277	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.333%	3/19/46	326,721	156,083	(e)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	40,000	41,308	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.464%	10/25/35	366,324	268,956	(e)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.698%	1/19/35	273,797	145,435	(e)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.748%	11/19/34	242,966	147,570	(e)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.748%	11/19/34	101,421	55,148	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.247%	3/25/35	149,587	107,990	(e)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.557%	5/25/46	494,097	258,007	(e)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.534%	8/25/37	248,829	131,848	(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD11 A3	5.983%	6/15/49	200,000	205,241	(e)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	128,909	85,279

See Notes to Financial Statements.

10	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
MASTR Adjustable Rate Mortgages Trust, 2007-R5 A1	5.571%	11/25/35	$130,403	$74,729	(c)(e)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.055%	5/25/34	112,726	114,223	(e)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	4.962%	3/25/36	454,373	275,112	(e)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.797%	1/25/37	140,036	77,786	(e)
Structured Adjustable Rate Mortgage Loan Trust, 2005-21 1A	5.615%	11/25/35	142,155	76,493	(e)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.557%	5/25/46	236,419	128,043	(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.361%	3/20/47	329,500	28,008	(b)(c)(e)(g)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.617%	12/25/45	387,253	291,790	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.637%	12/25/45	220,154	147,327	(e)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.890%	9/25/36	184,817	144,737	(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR16 6A3	3.981%	10/25/35	311,239	278,394	(e)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	4.759%	4/25/36	88,952	81,952	(e)
Total Collateralized Mortgage Obligations (Cost — $7,923,492)				5,607,839
Mortgage-Backed Securities — 24.8%
FHLMC — 9.9%
Federal Home Loan Mortgage Corp. (FHLMC)	5.383%	2/1/36	169,902	178,390	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.799%	2/1/37	36,244	38,680	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	6.062%	3/1/37	216,158	231,049	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.751%	5/1/37	86,671	92,558	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.805%	5/1/37	105,988	112,968	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/12/40	300,000	309,750	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	2/1/15-5/1/16	42,385	46,022
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31	140,109	155,967
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	349,315	375,488
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	11/1/36	710,054	753,131
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	12/1/36-2/1/37	455,562	495,648
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	8/12/40	1,000,000	1,082,344	(h)
Total FHLMC				3,871,995
FNMA — 7.6%
Federal National Mortgage Association (FNMA)	6.500%	3/1/16-11/1/36	844,033	928,552
Federal National Mortgage Association (FNMA)	5.500%	12/1/16-11/1/36	109,917	118,610
Federal National Mortgage Association (FNMA)	4.500%	8/17/25-8/12/40	700,000	726,953	(h)
Federal National Mortgage Association (FNMA)	7.500%	2/1/30-7/1/31	36,876	42,088
Federal National Mortgage Association (FNMA)	7.000%	7/1/30-4/1/32	274,513	310,904
Federal National Mortgage Association (FNMA)	6.000%	3/1/32-4/1/32	398,603	439,767
Federal National Mortgage Association (FNMA)	5.000%	6/1/35	205,014	217,900
Federal National Mortgage Association (FNMA)	4.000%	8/12/40	200,000	201,969	(h)
Total FNMA				2,986,743
GNMA — 7.3%
Government National Mortgage Association (GNMA)	7.000%	6/15/28-7/15/29	33,400	37,972
Government National Mortgage Association (GNMA)	6.500%	9/15/28-2/15/31	146,753	164,590
Government National Mortgage Association (GNMA)	5.000%	1/15/40	595,977	636,597
Government National Mortgage Association (GNMA)	4.500%	7/21/40	400,000	416,750	(h)
Government National Mortgage Association (GNMA)	5.000%	7/21/40-9/21/40	700,000	742,972	(h)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	11

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	5.500%	7/21/40	$400,000	$431,502	(h)
Government National Mortgage Association (GNMA)	6.000%	7/21/40	400,000	436,061	(h)
Total GNMA				2,866,444
Total Mortgage-Backed Securities (Cost — $9,300,044)				9,725,182
Municipal Bonds — 0.4%
California — 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	40,000	41,684
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	30,000	29,083
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000	9,656
Total Georgia				38,739
Texas — 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.460%	7/1/30	80,000	79,626	(e)
Total Municipal Bonds (Cost — $160,327)				160,049
Sovereign Bonds — 2.4%
Italy — 0.9%
Region of Lombardy	5.804%	10/25/32	350,000	350,619
Japan — 0.5%
Japan Finance Corp., Guaranteed Bonds	2.875%	2/2/15	190,000	195,506
Mexico — 0.4%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	140,000	159,250
Russia — 0.6%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	242,156	(c)
Total Sovereign Bonds (Cost — $916,917)				947,531
U.S. Government & Agency Obligations — 17.2%
U.S. Government Agencies — 1.9%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	300,000	328,365	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	50,000	50,664
Federal National Mortgage Association (FNMA)	0.000%	10/9/19	100,000	61,962
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	100,000	124,099
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	90,000	122,864
Tennessee Valley Authority, Notes	5.250%	9/15/39	40,000	44,392
Total U.S. Government Agencies				732,346
U.S. Government Obligations — 15.3%
U.S. Treasury Bonds	8.000%	11/15/21	80,000	116,362
U.S. Treasury Bonds	3.500%	2/15/39	919,000	853,809
U.S. Treasury Bonds	4.250%	5/15/39	600,000	634,500
U.S. Treasury Bonds	4.500%	8/15/39	440,000	484,688
U.S. Treasury Bonds	4.375%	11/15/39	960,000	1,036,501
U.S. Treasury Notes	0.625%	6/30/12	230,000	230,054
U.S. Treasury Notes	2.125%	5/31/15	30,000	30,520
U.S. Treasury Notes	2.750%	11/30/16	480,000	492,188
U.S. Treasury Notes	3.125%	1/31/17	210,000	219,663
U.S. Treasury Notes	2.750%	5/31/17	230,000	234,888
U.S. Treasury Notes	2.500%	6/30/17	600,000	602,719

See Notes to Financial Statements.

12	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	3.375%	11/15/19	$790,000	$818,329
U.S. Treasury Notes	3.500%	5/15/20	240,000	251,212
Total U.S. Government Obligations				6,005,433
Total U.S. Government & Agency Obligations (Cost — $6,361,955)				6,737,779
U.S. Treasury Inflation Protected Security — 0.5%
U.S. Treasury Bonds, Inflation Indexed (Cost — $162,454)	2.500%	1/15/29	162,456	184,121

			Shares
Common Stock — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $773)			25	656	*(g)
Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII	8.500%		2,450	61,403
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		7,000	2,380	*(e)
Federal National Mortgage Association (FNMA)	7.000%		300	180	*(e)
Federal National Mortgage Association (FNMA)	8.250%		5,300	1,802	*(e)
Total Thrifts & Mortgage Finance				4,362
Total Preferred Stocks (Cost — $384,722)				65,765

		Expiration Date	Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	27	148	*

			Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $119.50		8/27/10	2	6,875
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		8/27/10	4	7,813
Total Purchased Options (Cost — $7,754)				14,688
Total Investments Before Short-Term Investments (Cost — $43,174,078)				39,358,969

		Maturity Date	Face Amount
Short-Term Investments — 9.9%
U.S. Government Agency — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $91,976)	0.180%	8/23/10	$92,000	91,976	(i)(j)
U.S. Treasury Bills — 3.8%
U.S. Treasury Bills (Cost — $1,488,974)	0.177%	11/18/10	1,490,000	1,488,985	(j)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	13

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreement — 5.9%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $2,300,001; (Fully collateralized by U.S. government agency obligations, 3.000% due 5/26/15; Market value — $2,354,680) (Cost — $2,300,000)	0.020%	7/1/10	$2,300,000	$2,300,000
Total Short-Term Investments (Cost — $3,880,950)				3,880,961
Total Investments — 110.2% (Cost — $47,055,028#)				43,239,930
Liabilities in Excess of Other Assets — (10.2)%				(4,016,304)
Total Net Assets — 100.0%				$39,223,626

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of June 30, 2010.

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/13/10	$99.25	9	$3,769
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	121.00	4	9,125
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	123.50	2	1,875
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	115.00	4	250
Total Written Options (Premiums received — $10,876)				$15,019

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $47,055,028)	$43,239,930
Foreign currency, at value (Cost — $33,541)	32,592
Cash	604
Receivable for securities sold	9,832,891
Interest receivable	369,714
Unrealized appreciation on forward currency contracts	53,133
Principal paydown receivable	25,553
Total Assets	53,554,417

Liabilities:
Payable for securities purchased	14,150,027
Payable for Portfolio shares repurchased	72,450
Unrealized depreciation on forward currency contracts	30,430
Investment management fee payable	20,921
Written options, at value (premiums received $10,876)	15,019
Payable to broker — variation margin on open futures contracts	4,989
Trustees’ fees payable	2,851
Accrued expenses	34,104
Total Liabilities	14,330,791
Total Net Assets	$39,223,626

Net Assets:
Par value (Note 5)	$47
Paid-in capital in excess of par value	46,680,108
Undistributed net investment income	707,428
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(4,343,666)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(3,820,291)
Total Net Assets	$39,223,626
Shares Outstanding	4,679,422
Net Asset Value	$8.38

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$984,606
Dividends	2,978
Total Investment Income	987,584

Expenses:
Investment management fee (Note 2)	129,826
Shareholder reports	38,920
Audit and tax	12,392
Transfer agent fees	3,402
Legal fees	3,115
Custody fees	1,942
Insurance	932
Trustees’ fees	243
Miscellaneous expenses	1,410
Total Expenses	192,182
Less: Compensating balance arrangements (Note 1)	(159)
Net Expenses	192,023
Net Investment Income	795,561

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(57,576)
Futures contracts	110,896
Written options	16,542
Foreign currency transactions	62,673
Net Realized Gain	132,535
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,890,399
Futures contracts	5,279
Written options	(7,697)
Foreign currencies	21,616
Change in Net Unrealized Appreciation/Depreciation	1,909,597
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	2,042,132
Proceeds from Settlement of a Regulatory Matter (Note 7)	8,502
Increase in Net Assets from Operations	$2,846,195

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$795,561	$2,162,550
Net realized gain (loss)	132,535	(752,371)
Change in net unrealized appreciation/depreciation	1,909,597	5,927,730
Proceeds from settlement of a regulatory matter (Note 7)	8,502	—
Increase in Net Assets From Operations	2,846,195	7,337,909

Distributions to Shareholders From (Note 1):
Net investment income	(75,002)	(2,050,000)
Decrease in Net Assets From Distributions to Shareholders	(75,002)	(2,050,000)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	293,994	664,343
Reinvestment of distributions	75,002	2,050,000
Cost of shares repurchased	(4,397,710)	(8,106,122)
Decrease in Net Assets From Portfolio Share Transactions	(4,028,714)	(5,391,779)
Decrease in Net Assets	(1,257,521)	(103,870)

Net Assets:
Beginning of period	40,481,147	40,585,017
End of period*	$39,223,626	$40,481,147
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$707,428	$(21,633)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	17

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2010[1,2]	2009[2]	2008[2]	2007[2]	2006[2]	2005[2]

Net asset value, beginning of period	$ 7.83	$ 6.88	$ 8.62	$ 8.93	$ 9.01	$ 9.30

Income (loss) from operations:
Net investment income	0.16	0.40	0.44	0.47	0.48	0.46
Net realized and unrealized gain (loss)	0.41	0.96	(1.65)	(0.30)	0.01	(0.22)
Total income (loss) from operations	0.57	1.36	(1.21)	0.17	0.49	0.24

Less distributions from:
Net investment income	(0.02)	(0.41)	(0.53)	(0.48)	(0.54)	(0.53)
Net realized gains	—	—	—	—	(0.03)	—
Total distributions	(0.02)	(0.41)	(0.53)	(0.48)	(0.57)	(0.53)

Net asset value, end of period	$8.38	$7.83	$6.88	$8.62	$8.93	$9.01
Total return[3]	7.23%	19.84%	(13.98)%	1.98%	5.39%	2.56%

Net assets, end of period (000s)	$39,224	$40,481	$40,585	$62,667	$76,178	$89,522

Ratios to average net assets:
Gross expenses	0.96%[4]	0.95%	1.07%	0.85%	0.75%[5]	0.77%
Net expenses[6]	0.96 [4]	0.95	1.07	0.85	0.74 [5,7]	0.77
Net investment income	3.98 [4]	5.33	5.43	5.23	5.24	4.87

Portfolio turnover rate[8]	70%	53%	29%	67%	224%	83%

[1]	For the six months ended June 30, 2010 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.73% and 0.72%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 203%, 151%, 261%, 416%, 632%, and 538% for the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these investments at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$14,734,252	$0	*	$14,734,252
Asset-backed securities	—	1,180,959	—		1,180,959
Collateralized mortgage obligations	—	5,579,831	28,008		5,607,839
Mortgage-backed securities	—	9,725,182	—		9,725,182
Municipal bonds	—	160,049	—		160,049
Sovereign bonds	—	947,531	—		947,531
U.S. government & agency obligations	—	6,737,779	—		6,737,779
U.S. treasury inflation protected security	—	184,121	—		184,121
Common stock	—	—	656		656
Preferred stocks	$4,362	61,403	—		65,765
Warrants	—	148	—		148
Purchased options	14,688	—	—		14,688
Total long-term investments	$19,050	$39,311,255	$28,664		$39,358,969
Short-term investments†	—	3,880,961	—		3,880,961
Total investments	$19,050	$43,192,216	$28,664		$43,239,930
Other financial instruments:
Futures contracts	(22,804)	—	—		(22,804)
Forward foreign currency contracts	—	22,703	—		22,703
Written options	(15,019)	—	—		(15,019)
Total other financial instruments	$(37,823)	$22,703	—		$(15,120)
Total	$(18,773)	$43,214,919	$28,664		$43,224,810

*	Value is less than $1.
†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Collateralized Mortgage Obligations	Common Stock	Warrants		Total
Balance as of December 31, 2009	$0	*	—	$621	$0	*	$621
Accrued premiums/discounts	42		—	—	—		42
Realized gain/(loss)[1]	(49,980)		—	(27)	(3,947)		(53,954)
Change in unrealized appreciation (depreciation)[2]	49,938		—	62	4,095		54,095
Net purchases (sales)	—		—	—	—		—
Transfers in to Level 3	—		$28,008	—	—		28,008
Transfers out of Level 3	—		—	—	(148)		(148)
Balance as of June 30, 2010	$0	*	$28,008	$656	—		$28,664
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	$0	*	$0	$62	—		$62

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all

20	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-Indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	21

and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

22	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Other risks. Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	23

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2010, the Portfolio had accrued $1,030 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,847,715	$76,472,469
Sales	3,838,777	74,381,282

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,880,549
Gross unrealized depreciation	(5,695,647)
Net unrealized depreciation	$(3,815,098)

24	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2010, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
90-Day Eurodollar	10	9/10	$2,479,832	$2,483,625	$3,793
U.S. Treasury 5-Year Notes	17	9/10	1,984,758	2,011,976	27,218
					31,011

Contracts to Sell:
U.S. Treasury 10-Year Notes	6	9/10	$730,105	$735,281	$(5,176)
U.S. Treasury 30-Year Bonds	8	9/10	975,177	1,020,000	(44,823)
Ultra Long U.S. Treasury Bonds	1	9/10	131,997	135,813	(3,816)
					(53,815)
Net unrealized loss on open futures contracts					$(22,804)

During the six months ended June 30, 2010, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	47	$20,635
Options written	56	24,118
Options closed	(54)	(24,053)
Options exercised	(8)	(2,161)
Options expired	(22)	(7,663)
Written options, outstanding June 30, 2010	19	$10,876

At June 30, 2010, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Euro	Citibank N.A.	150,000	$183,470	8/17/10	$(7,114)
Euro	Citibank N.A.	320,000	391,402	8/17/10	(3,152)
					(10,266)

Contracts to Sell:
Euro	Citibank N.A.	780,000	$954,042	8/17/10	$37,088
Euro	Citibank N.A.	310,000	379,171	8/17/10	16,045
Japanese Yen	Citibank N.A.	17,070,000	193,208	8/17/10	(6,099)
Japanese Yen	Goldman Sachs	18,846,400	213,315	8/17/10	(14,065)
					32,969
Net unrealized gain on open forward foreign currency contracts					$22,703

At June 30, 2010, the Portfolio held TBA securities with a total cost of $4,332,461.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options[2]	$14,688	—	$14,688
Futures contracts[3]	31,011	—	31,011
Forward foreign currency contracts	—	$53,133	53,133
Total	$45,699	$53,133	$98,832

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	25

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Written options	$15,019	—	$15,019
Futures contracts[3]	53,815	—	53,815
Forward foreign currency contracts	—	$30,430	30,430
Total	$68,834	$30,430	$99,264

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(12,324)	—	$(12,324)
Written options	16,542	—	16,542
Futures contracts	110,896	—	110,896
Forward foreign currency contracts	—	$69,064	69,064
Total	$115,114	$69,064	$184,178

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$9,254	—	$9,254
Written options	(7,697)	—	(7,697)
Futures contracts	5,279	—	5,279
Forward foreign currency contracts	—	$22,703	22,703
Total	$6,836	$22,703	$29,539

During the six months ended June 30, 2010, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options	$5,795
Written options	11,700
Futures contracts (to buy)	5,408,129
Futures contracts (to sell)	1,574,931
Forward foreign currency contracts (to buy)	164,589
Forward foreign currency contracts (to sell)	733,565

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and/or a percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

26	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Shares of beneficial interest

At June 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Shares sold	36,462	89,404
Shares issued on reinvestment	9,036	262,484
Shares repurchased	(538,919)	(1,075,913)
Net decrease	(493,421)	(724,025)

6. Capital loss carryforward

As of December 31, 2009, the Portfolio had a net capital loss carryforward of approximately $4,414,159, of which $2,118,955 expires in 2010, $1,079,367 expires in 2014 and $1,215,837 expires in 2017. These amounts will be available to offset any future taxable capital gains.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report	27

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Portfolio has received $8,502 related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully

28	Legg Mason Western Asset Variable Diversified Strategic Income Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

Legg Mason Western Asset

Variable Diversified Strategic Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Diversified Strategic Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010085 8/10 SR10-1157

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	August 26, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust

Date:	August 26, 2010